                        FILE NOS:       333-_____
                           811-9491

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[  ]  Pre-Effective Amendment No. ______             [  ]  Post-Effective Amendment No. _____
(Check appropriate box or boxes)

Exact Name of Registrant as Specified in Charter: Allianz Variable Insurance Products Trust	Area Code and Telephone Number: 763-765-6500
Address of Principal Executive Offices: (Number, Street, City, State, Zip Code) 5701 Golden Hills Drive, Minneapolis, MN 55416-1297
Name and Address of Agent for Service:
     Erik T. Nelson
     5701 Golden Hills Drive
     Minneapolis, MN 55416-1297

     With a copy to:

     Michael J. Radmer, Esq.
     Dorsey & Whitney LLP
     50 South Sixth Street
     Minneapolis, MN  55402

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.
(Number and Street) (City) (State) (Zip Code)

Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Shares of Beneficial Interest				No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940

It is proposed that this filing will become effective on March 1, 2013 pursuant to Rule 488.

PART A:
PROXY STATEMENT/PROSPECTUS

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® Allianz AGIC Opportunity Fund
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

Dear Allianz Life or Allianz Life of New York Variable Contract Owner:

The Board of Trustees of the AZL Allianz AGIC Opportunity Fund (the “Acquired Fund”), a series of the Allianz Variable Insurance Products Trust (the “Trust”), is pleased to submit a proposal to reorganize the Acquired Fund into the AZL Oppenheimer Discovery Fund (the “Acquiring Fund”), which is another series of the Trust.

As the owner of a variable annuity or variable life insurance contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York, your contract is funded by shares of the Acquired Fund. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.

The proposed reorganization is being recommended primarily because the Acquired Fund has experienced persistent relative underperformance in recent years. Although past performance is no guarantee of future results, the Acquiring Fund has exhibited relatively better long-term investment performance.

THE BOARD OF TRUSTEES OF THE TRUST BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF THE ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.

The Board considered various factors in reviewing the proposed reorganization on behalf of the Acquired Fund’s shareholders, including, but not limited to, the following:

The similarity in investment objectives and strategies between the Funds;

The expectation that the reorganization will not significantly change the overall expenses for shareholders of the Acquired Fund; and

The expectation that the reorganization will have no federal income tax consequences for contract owners.

If the proposal is approved, the Acquiring Fund will acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. To accomplish the proposed reorganization, the Board of Trustees of the Acquired Fund submits for your approval an Agreement and Plan of Reorganization with respect to the Acquired Fund.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that fund your contract by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the entire proxy statement/prospectus carefully before you vote.

Thank you for your prompt attention to this important matter.

Sincerely,

Brian Muench
Chairman and President
Allianz Variable Insurance Products Trust

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

PROXY STATEMENT/PROSPECTUS Q&A

THE FOLLOWING IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR THE AZL ALLIANZ AGIC OPPORTUNITY FUND AND THE AZL OPPENHEIMER DISCOVERY FUND. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.

Q: Why is the reorganization being proposed?

The reorganization is being proposed primarily because the Acquired Fund has experienced persistent relative underperformance in recent years. Although past performance is no guarantee of future results, the Acquiring Fund has exhibited relatively better long-term investment performance.

Your Board of Trustees has determined that the reorganization is in the best interests of the Acquired Fund’s shareholders and recommends that you vote FOR the reorganization.

Q: Will the expenses of the Fund in which I participate increase as a result of the reorganization?

The management fees paid by the Acquiring Fund and the Acquired Fund are the same (0.85%), and the total expense ratio for the Acquiring Fund following the reorganization (1.18%) is expected to be slightly lower than the total expense ratio for the Acquired Fund prior to the reorganization (1.19%).

Q: Who is paying the costs of the shareholder meeting and this proxy solicitation?

Allianz Investment Management LLC, the Funds’ investment manager, will bear these costs.

Q: Will I incur taxes as a result of the reorganization?

No. For federal income tax purposes, the reorganization is not expected to be a taxable event for contract owners.

Please see the Tax Consequences discussion in the enclosed proxy statement/prospectus for additional information.

Q: If approved, when will the reorganization happen?

If shareholders approve the reorganization, it will take place shortly after the shareholder meeting.

Q: Is there anything I need to do to convert my shares?

No. Upon shareholder approval of the reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity or variable life insurance contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.

Q: How does the Board recommend that I vote?

After careful consideration, the Board recommends that you vote FOR the reorganization.

Q: How and when do I vote?

You can vote in one of four ways:

- By mail with the enclosed voting instruction form

- By telephone

- By web site

- In person at the meeting

Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.

Q: Whom should I call if I have questions?

If you have questions about any of the proposals described in the proxy statement or about voting procedures, please call toll free at 1-800-624-0197.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

5701 Golden Hills Drive

Minneapolis, Minnesota 55416-1297

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD APRIL 24, 2013

AZL® Allianz AGIC Opportunity Fund

A special meeting of the shareholders of the AZL Allianz AGIC Opportunity Fund (the “Acquired Fund”) will be held at 10:00 a.m. Central Time on April 24, 2013, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Golden Valley, Minnesota. At the meeting, shareholders of the Acquired Fund will consider the following proposals:

-
To approve an Agreement and Plan of Reorganization (the “Plan”) between the Acquired Fund and the AZL Oppenheimer Discovery Fund (the “Acquiring Fund”), both series of the Allianz Variable Insurance Products Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund’s liabilities; and

-	Such other business as may properly come before the meeting, or any adjournment of the meeting.

The Acquired Fund issues and sells shares to certain accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”) and to certain funds-of-funds managed by Allianz Investment Management LLC. The separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as a funding vehicle for benefits under variable annuity and variable life insurance contracts (“Contracts”) issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the owners of the Contracts for which the Fund serves as a funding vehicle. This Notice is being delivered to contract owners whose Contracts were funded by shares of the Acquired Fund on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Fund underlying their contracts.

Shareholders of record at the close of business on January 31, 2013, are entitled to vote at the meeting.

By Order of the Board of Trustees

Michael J. Radmer
Secretary
March 1, 2013

YOU CAN VOTE QUICKLY AND EASILY.

PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

PROXY STATEMENT/PROSPECTUS — MARCH 1, 2013

Acquired Fund	Acquiring Fund
AZL® Allianz AGIC Opportunity Fund (“AGIC Opportunity Fund”)	AZL® Oppenheimer Discovery Fund (“Oppenheimer Discovery Fund”)

This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the “Plan”) pursuant to which the outstanding shares of the AGIC Opportunity Fund, which serves as a funding vehicle for your variable annuity or variable life insurance contract, would be exchanged for shares of the Oppenheimer Discovery Fund. Both the Acquiring Fund and the Acquired Fund (each a “Fund” and together the “Funds”) are series of the Allianz Variable Insurance Products Trust (the “Trust”). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 1-800-624-0197.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

These securities are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC’s Web site at http://www.sec.gov.

You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus. A copy of the April 30, 2012 prospectus for the Acquiring Fund, which gives a detailed description of the Acquiring Fund’s policies, strategies, and restrictions, accompanies this proxy statement/prospectus. Certain information contained in this proxy statement/prospectus, including information contained under “Fees & Expenses,” “Performance,” and Financial Highlights supersedes corresponding information contained in the April 30, 2012 prospectus.

This proxy statement/prospectus was first mailed to contract owners on or about March 8, 2013.

The Allianz  Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

WHERE TO GET MORE INFORMATION

Fund Reports:	The Acquiring Fund:	The Acquired Fund:
Prospectus dated April 30, 2012	Accompanying and incorporated by reference into this proxy statement/prospectus	Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call toll-free 1-800-624-0197 or write to the address given below this table.
Annual report for the period ended December 31, 2011; and semi-annual report for the period ended June 30, 2012.	For a copy at no charge, call toll-free 1-800-624-0197 or write to the address given below this table.
This Proxy Statement/Prospectus:
Statement of Additional Information dated the same date as this proxy statement/prospectus. This document contains information about both the Acquired Fund and the Acquiring Fund.
Incorporated by reference into this proxy statement/prospectus. For a copy at no charge, call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN  55416.

To ask questions about this proxy statement/prospectus.	Call toll-free 1-800-624-0197 or write to Allianz VIP Trust, Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416.
Address:  Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN  55416-1297

ABOUT THE ACQUIRED AND ACQUIRING FUNDS

The Acquired Fund issues and sells shares to separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York (“Allianz Life of NY”). These separate accounts hold shares of mutual funds, including the Acquired Fund, which serve as funding vehicles for benefits under variable annuity or variable life insurance contracts issued by Allianz Life and Allianz Life of NY (the “Contracts”). Each separate account has subaccounts that invest in the Acquired Fund and certain other mutual funds. Owners of the Contracts (“Contract Owners”) allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the shareholders of the Acquired Fund and are entitled to vote the shares of the Acquired Fund. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Fund in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting, and will vote shares as to which they have received no instructions for or against the proposal in the same proportion as the shares for which they receive instructions.

The Funds are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder’s holdings in the Acquired Fund.

The following information summarizes the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”).

HOW THE REORGANIZATION WILL WORK

The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account.

FUND INVESTMENT OBJECTIVES
The investment objective of both Funds is to seek capital appreciation.

The Allianz  Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

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TABLE OF CONTENTS

SECTION A -- PROPOSAL	4
PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization	4
SUMMARY	4
How the Reorganization Will Work	4
Comparison of the Acquired Fund and the Acquiring Fund	4
Comparison of Investment Objectives	4
Comparison of Investment Strategies	4
Comparison of Investment Policies	6
Risk Factors	6
Fees & Expenses	9
Performance	10
Tax Consequences	12
THE REORGANIZATION	12
Terms of the Reorganization	12
Conditions to Closing the Reorganization	12
Termination of the Plan	13
Tax Status of the Reorganization	13
Certain Tax Consequences	14
Reasons for the Proposed Reorganization and Board Deliberations	14
Board’s Determinations	16
Recommendation and Vote Required	16
SECTION B — Proxy Voting and Shareholder Meeting Information	17
SECTION C — Capitalization, Ownership of Fund Shares and Other Fund Information	19
Financial Highlights	20
EXHIBIT A —AGREEMENT AND PLAN OF REORGANIZATION	A-1

The prospectus for the Acquiring Fund accompanies this proxy statement/prospectus.

The Allianz  Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

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SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the Acquired Fund to solicit voting instructions for the proposal to approve the Plan providing for the Reorganization of the Acquired Fund into the Acquiring Fund. A form of the Plan is included as Exhibit A.

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.

HOW THE REORGANIZATION WILL WORK

AGIC Opportunity Fund (the “Acquired Fund”) will transfer all of its assets to Oppenheimer Discovery Fund (the “Acquiring Fund”). The Acquiring Fund will assume all of the Acquired Fund’s liabilities.

The Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund’s shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.

As part of the Reorganization, systematic transactions (such as bank authorizations and systematic payouts) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.

Neither the Acquired Fund nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.

After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Fund will be terminated.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The Acquired Fund and the Acquiring Fund:

Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.

Have Allianz Investment Management LLC (the “Manager”) as their investment adviser.

Have the same policies for buying and selling shares and the same exchange rights.

Have the same distribution policies.

Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.

COMPARISON OF INVESTMENT OBJECTIVES

The investment objective of both Funds is to seek capital appreciation.

COMPARISON OF INVESTMENT STRATEGIES

The Acquired Fund normally invests at least 65% of its assets in common stocks of “growth” companies with market capitalization of less than $2 billion at the time of investment. The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, may invest without limit in American Depositary Receipts, may invest a substantial portion of its assets in securities issued in initial public offerings, and may utilize foreign currency

The Allianz  Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

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exchange contracts, options, and other derivative instruments. The Acquired Fund’s subadviser is Allianz Global Investors Capital LLC, which is an affiliate of the Manager.

The Acquiring Fund normally invests at least 80% of its net assets in common stocks and other equity securities of U.S. companies with small market capitalizations, defined for this purpose as companies with market capitalizations at the time of purchase in the range of the market capitalizations of companies included in the Russell 2000 Growth Index (currently, from $2 million to $5 billion market capitalization). The Fund mainly invests in common stocks of U.S. companies that the subadviser believes have favorable growth prospects. The Acquiring Fund’s subadviser is OppenheimerFunds, Inc.

Both Funds may invest, for temporary defensive purposes or when cash is temporarily available, in investment grade, short term debt instruments, including government, corporate, and money market securities. Each Fund may engage in frequent trading in order to achieve its investment objectives.

The Manager recommended the Reorganization of the Acquired Fund because the Acquired Fund has experienced persistent relative underperformance in recent years. The Manager recommended the Oppenheimer Discovery Fund as the Acquiring Fund, because it has the same investment objective and similar principal investment strategies and, although past performance is no guarantee of future results, has exhibited relatively better long-term investment performance, as compared with the Acquired Fund. In addition, the expense ratios of the Acquiring Fund and the Acquired Fund (before the reorganization) are the same.

The principal investment strategies for the Funds are set forth below:

AGIC Opportunity Fund (Acquired Fund)

The Acquired Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion at the time of investment.

The subadviser’s investment process focuses on bottom-up, fundamental analysis. The subadviser considers “growth” companies to include companies that it believes to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the subadviser will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through extensive, in-depth proprietary research, the subadviser searches for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The subadviser generates investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications, and quantitative data. Once a potential investment is identified, the subadviser conducts a quantitative analysis to determine if the stock is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The subadviser may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects, and financial outlook. For new investments, the subadviser generally begins with making a relatively small investment in a company, which may be increased based upon potential upside performance and conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the subadviser may trim positions in industries that become significantly overweight relative to the Fund’s benchmark. The subadviser seeks to diversify the portfolio among different industries.

The Fund may invest to a limited degree in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 15% of its assets in foreign securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future. The Fund may utilize foreign currency exchange contracts, options, and other derivative instruments (for example, forward currency exchange contracts and stock index future contracts).

Oppenheimer Discovery Fund (Acquiring Fund):

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The Acquiring Fund mainly invests in common stocks of U.S. companies that the subadviser believes have favorable growth prospects. The Fund emphasizes stocks of small−capitalization (or "small−cap") companies, which generally will have a market capitalization of less than $3 billion when the Fund buys them. The Fund's target capitalization range may change over time. These stocks may be traded on stock exchanges or over−the−counter.

The subadviser looks for companies with high growth potential. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry. The subadviser also evaluates research on particular industries, market trends and general economic conditions.

The subadviser currently seeks companies with proven management records that are able to handle rapid growth, companies with innovative products or services, and companies that have above average growth profiles and have what the subadviser believes are sustainable growth rates. These criteria can vary.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks and other equity securities of U.S. companies with small market capitalizations. Small capitalization companies are defined for this purpose as companies with market capitalizations at the time of purchase in the range of the market capitalizations of companies included in the Russell 2000 Growth Index.

COMPARISON OF INVESTMENT POLICIES

If shareholders of the Acquired Fund approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.

RISK FACTORS

The principal risks of investing in the Funds are shown in the table below. A description of each principal risk follows the table. Depending upon its assessment of changing market conditions, a Fund’s subadviser at any time may change the Fund’s emphasis on particular investments or asset classes, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk. The Statement of Additional Information for the Acquiring Fund, which is incorporated by reference in this proxy statement/prospectus, contains additional information on the Acquiring Fund’s permitted investments and investment restrictions.

Risk	AGIC Opportunity Fund (Acquired Fund)	Oppenheimer Discovery Fund (Acquiring Fund)
Market Risk	X	X
Issuer Risk	X	X
Selection Risk	X	X
Growth Stocks Risk	X	X
Capitalization Risk	X	X
Initial Public Offerings Risk	X
Liquidity Risk	X
Foreign Risk	X
Currency Risk	X
Industry Sector Risk	X
Credit Risk	X
Derivatives Risk	X
Convertible Securities Risk	X
Portfolio Turnover	X	X

Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as

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labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund’s portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For Funds that invest in stocks of foreign companies, the value of the Fund’s portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.

Issuer Risk:  The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s products or services.

Selection Risk:  The Funds are actively managed investment portfolios; the portfolio managers make investment decisions for the Funds’ assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

Growth Stocks Risk:  The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

Capitalization Risk:  Funds that invest significantly in small or mid-capitalization companies may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies’ securities and the Fund’s ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. The value of some of the Fund’s investments will rise and fall based on investor perception rather than economic factors.

Initial Public Offerings Risk:  The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to the lack of liquidity and, in some cases, of publicly

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available information, it may in some circumstances be difficult to arrive at a fair value for certain illiquid securities.

Foreign Risk:  Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Currency Risk:  Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund’s investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

Industry Sector Risk:  The value of the Fund’s shares is particularly vulnerable to risks affecting technology companies and/or companies having investments in technology. The technology sector historically has had greater stock price fluctuation as compared to the general market. By focusing on the technology sector of the stock market rather than a broad spectrum of companies, the Fund’s share price will be particularly sensitive to market and economic events that affect those technology companies. The stock prices of technology companies during the past few years have been highly volatile, largely due to the rapid pace of product change and development within this sector. This phenomenon may also result in future stock price volatility. In addition, technologies that are dependent on consumer demand may be more sensitive to changes in consumer spending patterns. Technology companies focusing on the information and telecommunications sectors may also be subject to international, federal and state regulations and may be adversely affected by changes in those regulations.

Credit Risk:  Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund’s return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund’s shares.

Derivatives Risk:  The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to “cash settle”) are not covered through ownership of the underlying security, financial instrument, or currency.

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Convertible Securities Risk:  The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

Portfolio Turnover:  The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund’s performance.

FEES & EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The table also shows estimated pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been effective during the most recent fiscal year. The Funds are offered only as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. Please refer to your Contract prospectus for a description of those fees and expenses. The fees and expenses below exclude the costs of the Reorganization. See “Reasons for the Proposed Reorganization and Board Deliberations” for additional information concerning the allocation of the costs of the Reorganization.

TABLE A-2

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

The following table is based on fund assets as of December 31, 2012.

	AGIC Opportunity Fund (Acquired Fund)	Oppenheimer Discovery Fund (Acquiring Fund)	Oppenheimer Discovery Fund – Pro Forma with Acquired Fund
Management Fee	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.08%(1)	0.08%(1)	0.08%
Total Annual Fund Operating Expenses	1.18%	1.18%	1.18%
(1)	Acquired Fund Fees and Expenses for the fiscal year ended December 31, 2012 were less than 0.01% and are included in “Other Expenses.”

Example: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. For each Fund, the example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. This example also shows pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Fund	1 year	3 years	5 years	10 years
AGIC Opportunity Fund (Acquired Fund)	$120	$375	$649	$1,432
Oppenheimer Discovery Fund (Acquiring Fund)	$120	$375	$649	$1,432
Oppenheimer Discovery Fund – Pro Forma with Acquired Fund	$120	$375	$649	$1,432

Portfolio Turnover

A Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended December 31, 2012, the Acquired Fund’s portfolio turnover rate was 107% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 85% of the average value of its portfolio.

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PERFORMANCE

The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in performance from year to year and by showing how the Fund’s average annual returns for one year and since inception compare with those of a broad measure of market performance.

Both the bar chart and the table assume reinvestment of dividends and distributions.

The performance of the Fund will vary from year to year. The Fund’s performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity or variable life insurance contract. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.

AGIC Opportunity Fund (Acquired Fund)

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2009)	33.97%
Lowest (Q4, 2008)	-29.67%
Average Annual Total Returns

	One Year Ended December 31, 2012	Five Years Ended December 31, 2012	Ten Years Ended December 31, 2012
AZL® Allianz AGIC Opportunity Fund	6.56%	-1.32%	7.64%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	14.59%	3.49%	9.80%

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Oppenheimer Discovery Fund (Acquiring Fund)

Prior to February 25, 2012, the Fund was subadvised by Turner Investment Partners, Inc., and named AZL Turner Quantitative Small Cap Growth Fund.

Performance Bar Chart and Table

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest (Q2, 2009)	20.27%
Lowest (Q4, 2008)	-26.57%
Average Annual Total Returns

	One Year Ended December 31, 2012	Five Years Ended December 31, 2012	Since Inception (4/29/2005)
AZL® Oppenheimer Discovery Fund	16.63%	1.14%	4.51%
Russell 2000® Growth Index (reflects no deduction for fees, expenses and taxes)	14.59%	3.49%	9.80%

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TABLE A-1

Average Annual Total Returns as of December 31, 2012

Fund (Inception Date)	Last 1 year	Last 2 years	Last 3 years	Since Inception
AGIC Opportunity Fund (5/1/2002)	6.56%	-2.91%	3.84%	5.03%
Oppenheimer Discovery Fund (4/29/2005)	16.63%	5.04%	12.44%	4.51%

TAX CONSEQUENCES

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for federal income tax purposes for Contract Owners who have a portion of their variable annuity or variable life insurance contract allocated to the Funds, regardless of the tax status of the Reorganization, and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.

As a condition to the closing of the Reorganization, the Funds will receive an opinion from Ropes & Gray LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss is expected to be recognized by the Acquired Fund or its shareholders (i.e., the separate accounts of Allianz Life and Allianz Life of NY) as a result of the Reorganization.

For more information about the federal income tax consequences of the Reorganization, see the section entitled “Tax Status of the Reorganization.”

THE REORGANIZATION

TERMS OF THE REORGANIZATION

The Board has approved the Plan, a copy of which is attached as Exhibit A. The Plan provides for the Reorganization on the following terms:

The Reorganization is scheduled to occur on the first day that the New York Stock Exchange is open for business following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Funds.

The Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund’s liabilities.

The Acquiring Fund will issue shares to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.

Neither the Acquired Fund nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.

The net asset value of the Acquired Fund and the Acquiring Fund will be computed as of 3:00 p.m. Central time, on the closing date.

After the Reorganization, the Acquired Fund will be terminated.

CONDITIONS TO CLOSING THE REORGANIZATION

The completion of the Reorganization is subject to certain conditions described in the Plan, including:

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The Acquired Fund will have declared and paid a dividend that will distribute all of the Fund’s taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.

The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.

An effective registration statement on Form N-14 will be on file with the SEC.

The Contract Owners of the Acquired Fund who are eligible to provide voting instructions for the meeting will have approved the Plan.

The Acquired Fund will receive an opinion of tax counsel that the proposed Reorganization will be tax-free for federal income tax purposes for the Acquired Fund and the Acquiring Fund and for the separate accounts that are the shareholders of the Acquired Fund.

TERMINATION OF THE PLAN

The Plan and the transaction contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Fund or the Acquiring Fund at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Fund or the Acquiring Fund, or the trustees, officers, or shareholders of the Acquired Fund or the Acquiring Fund.

TAX STATUS OF THE REORGANIZATION

The exchange of the Acquired Fund’s assets for shares of the Acquiring Fund, and the subsequent distribution of those shares to shareholders of the Acquired Fund and the liquidation of the Acquired Fund, are intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the aforementioned transaction, the Acquired Fund and the Acquiring Fund will receive an opinion of Ropes & Gray LLP substantially to the effect that on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, as further described below, for federal income tax purposes:

The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code;

Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund's tax basis immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (e) below;

Under Section 1223(2) of the Code, the Acquiring Fund's holding periods for the assets it receives from the Acquired Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in (e) below, will include the periods during which such assets were held or treated for federal income tax purposes as being held by the Acquired Fund;

Under Section 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

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Under Section 354 of the Code, no gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund shares;

Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund shares an Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for Acquiring Fund shares received in the Reorganization will be determined by including the shareholder's holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and of the Acquiring Fund and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the “IRS”) could disagree with Ropes & Gray LLP’s opinion, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the IRS or the courts.

CERTAIN TAX CONSEQUENCES

Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the “Code”) or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for federal income tax purposes for Contract Owners who have a portion of their variable annuity or variable life insurance contract allocated to the Funds, regardless of the tax status of the Reorganization and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a dividend to their respective separate accounts as shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of such Fund’s investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.

A portion of the securities held by the Acquired Fund may be disposed of in connection with the Reorganization. This could result in additional portfolio transaction costs to the Acquired Fund and increased distributions to the shareholders (the separate accounts and certain funds-of-funds managed by Allianz Investment Management LLC) of one or both Funds.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS

The Board believes that the proposed Reorganization will be advantageous to shareholders of the Acquired Fund based on its consideration of the following matters:

Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Reorganization as described in the previous paragraphs.

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Tax Consequences. The Board considered the tax consequences of the Reorganization for Contract Owners and for the Funds, as set forth in the section “Tax Status of the Reorganization,” above.

Continuity of Investment. The Board considered the compatibility of the Funds and the degree of similarity between the investment objectives and the principal investment strategies for the Acquired Fund and the Acquiring Fund. The Board considered the fact that the Acquired Fund and the Acquiring Fund have the same investment objective and, except as described in this proxy statement, investment strategies and policies that are similar. The Board also took note of the fact that following the Reorganization, shareholders of the Acquired Fund will be invested in a Fund holding a portfolio whose characteristics are similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement.

Expense Ratios. The Board considered the relative expenses of the Funds. The total operating expense ratio for the Acquiring Fund is the same as total operating expense ratio for the Acquired Fund as of the end of the most recent fiscal year. The contractual management fee for both Funds is the same (0.85%) and includes no breakpoints. The Funds have the same Distribution (12b-1) Fees and the same Other Expenses. The Board considered that, in sum, shareholders of the Acquired Fund may expect to incur the expenses which are the same or slightly lower following the Reorganization. The Board also considered the possibility that both higher aggregate net assets resulting from the Reorganization and the opportunity for net cash inflows, or reduced outflows, may reduce the risk that, if net assets of the Acquired Fund fail to grow, or even diminish, the Acquired Fund’s total expense ratios could rise from current levels as fixed expenses become a larger percentage of net assets. The Board also noted that both Funds are subject to expense limitation agreements, which will remain in place through at least April 30, 2014, and limit operating expenses (excluding certain Fund expenses) to 1.35%.The Board also considered the fact that the Manager has agreed to pay for the expenses associated with Reorganization.

Economies of Scale. The Board considered the advantage of combining Funds with comparable investment objectives. The Board believes that the combined Fund should have a better opportunity to take advantage of economies of scale and better prospects for growth than either Fund standing alone. For example, a larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility. Furthermore, as indicated above, fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis may be reduced.

Costs. The Board noted that the Manager has agreed to pay for the expenses associated with Reorganization, including expenses associated with printing and mailing communications to Contract Owners and other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any transaction costs related to repositioning of the Acquiring Fund’s portfolio in connection with the Reorganization.

Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Fund will receive shares of the Acquiring Fund equal in value to their shares in the Acquired Fund.

Performance and Other Factors. The Board considered the relative performance records of the Funds over the last 5 years. The Board noted that the Acquired Fund has experienced persistent underperformance in recent years in comparison both to its benchmark and to the Acquiring Fund. The Board was cognizant of the fact that an Acquiring Fund’s past performance is no guarantee of its future results, and of the fact that the Acquiring Fund’s performance prior to February 25, 2012, was the work of a prior subadviser (Turner Investment Partners, Inc.); however, the Board recognized that the overall track record of the Acquiring Fund was consistent with the performance of its benchmark. The Board also considered the fact that the Funds have the same investment objective and similar principal investment strategies. The Reorganization should allow for a concentrated selling effort, thereby potentially benefiting shareholders of the combined Funds.

Potential Effects on the Manager. The Board considered the potential benefits from the Reorganization that could be realized by the Manager. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted, however, that shareholders of the Acquired Fund will benefit over time from any long-term decrease in overall operating expense ratios resulting from the proposed Reorganization. The Board noted that the proposed Reorganization would affect the amount of management fees that the Manager retains after payment of the subadvisory fees. The table below assumes that the Reorganization has taken place.

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Fund	Management Fee Retained After Payment of Subadvisory Fee(1)
AGIC Opportunity Fund (Acquired Fund)	0.28%
Oppenheimer Discovery Fund (Acquiring Fund)	0.35%
Weighted Average Before Reorganization	0.31%
Oppenheimer Discovery Fund – Pro Form with Acquired Fund	0.35%
(1)	Calculations are as of May 31, 2012, using monthly average assets under management for May 2012.

Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager’s analysis that the performance of Acquired Fund in recent years has not been satisfactory. The Board recognized that, while the investment objective of the Funds is the same, there are some differences between the investment strategies employed by the Funds. However, the Board accepted the Manager’s analysis that the Oppenheimer Discovery Fund has an investment approach comparable to that of the Acquired Fund. In addition, the Board agreed with the Manager that the shareholders of the Acquired Fund would benefit from the Reorganization due to slightly lower overall fund expenses of the Acquiring Fund following the Reorganization. The Board also accepted the Manager’s analysis that the shareholders of the Acquiring Fund would not be harmed by the Reorganization.

BOARD’S DETERMINATIONS

After considering the factors described above and other relevant information at an in-person meeting held on December 5, 2012, the Board of Trustees of the Acquired Fund, including a majority of the independent Board members, found that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of shareholders in the Acquired Fund and existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Fund would not be diluted as a result of the Reorganization.

The Board of Trustees of the Acquiring Fund approved the Plan at the meeting held on December 5, 2012. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners’ interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of shareholders in the Acquiring Fund and existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Fund will not be diluted as a result of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of the Acquired Fund as the record date, January 31, 2013. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. If the Plan is not approved by the shareholders of the Acquired Fund, the Board will consider what further action should be taken.

If shareholder approval is obtained, the Reorganization is scheduled to be effective on or about April 26, 2013.

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SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

A special meeting of shareholders of the Acquired Fund will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts and certain funds-of-funds managed by Allianz Investment Management LLC) will vote their shares of the Acquired Fund. You have the right to instruct Allianz Life and Allianz Life of NY (together, “Allianz”) on how to vote the shares of the Acquired Fund held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.

The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the record date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value allocated to the Acquired Fund, the Contract Owner is permitted to provide voting instructions with respect to one Fund share. We count fractional votes. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates, including the affiliated funds-of-funds, hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of Contract Owners could determine the outcome of any proposal.

For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund’s shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.

You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416-1297, or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted “FOR” the proposal.

The Manager is responsible to pay all costs of solicitation, including the cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager, without cost to the Acquired Fund, also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls.

Dissenters’ Rights of Appraisal. There are no appraisal or dissenters’ rights for shareholders of the Acquired Fund. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.

Other Matters. Management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.

Adjournment. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Funds are responsible to pay the costs of any additional solicitation and of any adjourned meeting.

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Householding. To reduce expenses, only one copy of the Notice of a Special Meeting of shareholders and this proxy statement/prospectus or the Trust’s annual report and semi-annual report, if available, may be mailed to households, even if more than one person in a household is a shareholder. To request additional copies of the e Notice of a Special Meeting of shareholders, this proxy statement/prospectus or the annual report or semi-annual report, or if you have received multiple copies but prefer to receive only one copy per household, please call the Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household in the future, please contact the Trust at the above address or phone number.

The Allianz  Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

18

SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

In this section reference to the “Fund” is a reference to the Acquiring Fund and the Acquired Fund.

This section contains the following information about the Funds:

Table             Content (all information is shown for the fiscal year ended December 31, 2012, unless noted otherwise)

C-1         Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund

C-2         Actual and pro forma ownership of Fund shares

CAPITALIZATION

The following table shows the capitalization of the Funds at December 31, 2012, and on a pro forma basis, assuming the proposed Reorganization had taken place.

TABLE C-1. Actual and Pro Forma Capitalization of the Acquired Fund and the Acquiring Fund

Fund	Net Assets	Net Asset Value per Share	Shares Outstanding
AGIC Opportunity Fund (Acquired Fund)(1)	146,397,077	12.34	11,866,775
Oppenheimer Discovery Fund (Acquiring Fund)	123,749,770	10.94	11,314,644
Adjustments(2)			1,512,077
Oppenheimer Discovery Fund – Pro Forma with Acquired Fund	270,146,847	10.94	24,693,496
(1)
The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the record date.

(2)	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders.

OWNERSHIP OF FUND SHARES

The following table provides information on shareholders who owned more than 5% of each Fund’s outstanding shares at the record date. At the record date, officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund. [TO BE COMPLETED UPON AMENDMENT]

TABLE C-2. Actual and Pro Forma Ownership of Fund Shares

Fund	5% Owners	Percent of Shares Held	Percent of Shares Held Following the Reorganization
AGIC Opportunity Fund (Acquired Fund)	Allianz Life Variable Account B	%	%
	Allianz Life Variable Account C	%	%
	Allianz Variable Insurance Products Fund of Funds Trust	%	%
Oppenheimer Discovery Fund (Acquiring Fund)	Allianz Life Variable Account B	%	%
	Allianz Life Variable Account C	%	%
	Allianz Variable Insurance Products Fund of Funds Trust	%	%

The Allianz  Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

19

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of the Acquiring Fund for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.

AZL Oppenheimer Discovery Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2012 (Unaudited)	2011		2010	2009	2008

Net Asset Value, Beginning of Period	$9.38	$9.92		$7.70	$5.86	$12.90
Investment Activities:
Net Investment Income/(Loss)	(0.01)	(0.04)		0.01	(0.02)	(0.04)
Net Realized and Unrealized Gains/(Losses) on Investments	1.57	(0.50)		2.21	1.86	(4.96)
Total from Investment Activities	1.56	(0.54)		2.22	1.84	(5.00)
Dividends to Shareholders From:
Net Investment Income	—	—	(a)	—	—	—
Net Realized Gains	—	—		—	—	(2.04)
Total Dividends	—	—	(a)	—	—	(2.04)
Net Asset Value, End of Period	$10.94	$9.38		$9.92	$7.70	$5.86
Total Return(b)	16.63%	(5.39)%		28.83%	31.40%	(43.35)%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, End of Period ($000's)	$123,750	$79,768		$91,473	$47,457	$36,237
Net Investment Income/(Loss)	(0.07)%	(0.40)%		0.11%	(0.23)%	(0.54)%
Expenses Before Reductions(c)	1.18%	1.19%		1.22%	1.24%	1.26%
Expenses Net of Reductions	1.18%	1.19%		1.22%	1.24%	1.26%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.18%	1.19%		1.22%	1.24%	1.26%
Portfolio Turnover Rate	85%	145%	(e)	97%	173%	226%

(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(e)	The portfolio turnover rate for the year ended December 31, 2011 was higher than the prior year primarily due to the amount and timing of sales and purchases of fund shares during the period.

The Allianz  Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

20

EXHIBIT A —AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION dated as of April ___, 2013, (the “Agreement”) is by and among the Allianz Variable Insurance Products Trust (the “VIP Trust” or the “Selling Trust”), a Delaware statutory trust, on behalf of its series, the AZL Allianz AGIC Opportunity Fund (the “Acquired Fund”), and the same statutory trust (in this role, the “Buying Trust”) on behalf of its series, the AZL Oppenheimer Discovery Fund (the “Acquiring Fund”)], and, solely for the purposes of Section 11 of the Agreement, Allianz Investment Management LLC (the “Manager”).

In consideration of their mutual promises, the parties agree as follows:

1.     Shareholder Approval. The Acquired Fund will call a meeting of its shareholders for the purpose of approving the Agreement and the transactions it contemplates (such transactions are referred to hereinafter as the “Reorganization”). The Acquiring Fund agrees to furnish data and information, as reasonably requested, for the proxy statement to be furnished to shareholders of the Acquired Fund. Certain separate accounts of Allianz Life Insurance Company of North America (“Allianz Life”) and Allianz Life Insurance Company of New York  (“Allianz Life of NY”) that fund variable annuity and variable life insurance contracts (“Contracts”) are, directly or indirectly, the sole shareholders of the Acquired Fund and the Acquiring Fund.

2.     Reorganization.

a.   Plan of Reorganization. The Reorganization is intended to qualify as a reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). At the Closing (as defined below), the Selling Trust will convey all of the assets of the Acquired Fund to the Acquiring Fund. The Acquiring Fund will assume all liabilities of the Acquired Fund. At the Closing, the Buying Trust will deliver shares of the Acquiring Fund, including fractional shares, to the Selling Trust. The number of shares will be determined by dividing the aggregate net asset value of the shares of the Acquired Fund, computed as described in Section 3(a), by the net asset value of one share of the Acquiring Fund, computed as described in Section 3(b). The Acquired Fund will not pay a sales charge on the receipt of Acquiring Fund shares in exchange for the assets of the Acquired Fund. In addition, the separate account shareholders of the Acquired Fund will not pay a sales charge on distribution to them of shares of the Acquiring Fund.

b.   Closing and Effective Time of the Reorganization. The Reorganization and all related acts necessary to complete the Reorganization (the “Closing”) will occur on the first day on which the New York Stock Exchange (the “NYSE”) is open for business following approval of contract owners of the Acquired Fund and receipt of all necessary regulatory approvals, or such later date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date of the Closing or at such other time as an authorized officer of the VIP Trust shall determine (the “Effective Time”).

3.     Valuation.

a.   The aggregate net asset value of the shares of the Acquired Fund will be computed as of the close of regular trading on the NYSE on the day of Closing (the “Valuation Date”) using the valuation procedures in the Acquired Fund’s prospectus.

b.   The net asset value per share of shares of the Acquiring Fund will be determined as of the close of regular trading on the NYSE on the Valuation Date, using the valuation procedures in the Acquiring Fund’s prospectus.

c.   At the Closing, the Acquired Fund will provide the Acquiring Fund with a copy of the computation showing the valuation of the aggregate net asset value of the shares of the Acquired Fund on the Valuation Date. The Acquiring Fund will provide the Acquired Fund with a copy of the computation showing the determination of the net asset value per share of shares of the Acquiring Fund on the Valuation Date.

4.     Liquidation and Dissolution of the Acquired Fund.

a.   As soon as practicable after the Valuation Date, the Selling Trust will liquidate the Acquired Fund and distribute shares of the Acquiring Fund to the Acquired Fund’s shareholders of record. The Acquiring Fund will establish shareholder accounts in the names of each Acquired Fund shareholder, representing the respective pro rata number

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

of full and fractional shares of the Acquiring Fund due to each shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Selling Trust. The Acquiring Fund or its transfer agent will establish shareholder accounts in accordance with instructions from the Selling Trust.

b.   Immediately after the Valuation Date, the share transfer books of the Selling Trust relating to the Acquired Fund will be closed and no further transfer of shares will be made.

c.   Promptly after the distribution, the Acquiring Fund or its transfer agent will notify each shareholder of the Acquired Fund of the number of shares distributed to the shareholder and confirm the registration in the shareholder’s name.

d.   As promptly as practicable after the liquidation of the Acquired Fund, and in no event later than twelve months from the date of the Closing, the Acquired Fund will be dissolved.

5.     Representations, Warranties, and Covenants of the Buying Trust. The Buying Trust represents and warrants to the Acquired Fund as follows:

a.     Organization, Existence, Registration as Investment Company. The Buying Trust is a statutory trust duly organized, validly existing, and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end, management investment company. The Acquiring Fund is a series of the Buying Trust.

b.     Capitalization. The Buying Trust has authorized capital of an unlimited number of shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquiring Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

c.     Financial Statements. The audited financial statements of the Acquiring Fund as of the end of the last fiscal year and the subsequent unaudited semi-annual financial statements, if any (the “Acquiring Fund Financial Statements”), fairly present the financial position of the Acquiring Fund, and the results of its operations and changes in its net assets for the periods shown.

d.     Shares to Be Issued upon Reorganization. The shares of beneficial interest to be issued in connection with the Reorganization will be duly authorized and, at the time of the Closing, will be validly issued, fully paid, and non-assessable.

e.     Authority Relative to the Agreement. The Buying Trust has the power to enter into and carry out the obligations described in this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Buying Trust, and no other proceedings by the Buying Trust or the Acquiring Fund are necessary under the Buying Trust’s Agreement and Declaration of Trust or By-Laws (the “Governing Documents”).

f.     No Violation. The Buying Trust is not in violation of its Governing Documents or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquiring Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquiring Fund.

g.     Liabilities. There are no liabilities of the Acquiring Fund other than:  (1) liabilities disclosed in the Acquiring Fund Financial Statements; (2) liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements; or (3) liabilities previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquiring Fund.

h.     Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquiring Fund, threatened, that would materially and adversely affect the Acquiring Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

might form the basis for the institution of any such litigation, proceeding, or investigation, and the Acquiring Fund is not a party to or subject to the provisions of any order, decree, or judgment.

i.     Contracts. Except for contracts and agreements previously disclosed to the Selling Trust, the Acquiring Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

j.     Taxes. The Acquiring Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquiring Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and such returns and reports have been true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquired Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Acquired Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception, the assets of the Acquiring Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquiring Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

k.     Registration Statement. The Acquiring Fund will file a registration statement on Form N-14 (the “Registration Statement”) with the Securities and Exchange Commission under the Securities Act of 1933 (the “1933 Act”) relating to the shares of beneficial interest to be issued in the Reorganization. At the time that the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ meetings, and at the Closing, the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, none of the representations and warranties in this subsection applies to statements in, or omissions from, the Registration Statement made in reliance on information furnished by the Acquired Fund for use in the Registration Statement.

6.     Representations, Warranties and Covenants of the Selling Trust. The Selling Trust represents and warrants to the Acquiring Fund as follows:

a.     Organization, Existence, Registration as Investment Company. The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the state of Delaware; has the power to carry on its business as it is now being conducted; and is registered under the 1940 Act as an open-end, management investment company. The Acquired Fund is a series of the Selling Trust.

b.     Capitalization. The Selling Trust has authorized capital of an unlimited number shares of beneficial interest. All of the outstanding shares of beneficial interest have been duly authorized and are validly issued, fully paid, and non-assessable. Since the Acquired Fund is engaged in the continuous offering and redemption of its shares, the number of outstanding shares may vary daily.

c.     Financial Statements. The audited financial statements of the Acquired Fund as of the end of the last fiscal year, and the subsequent unaudited semi-annual financial statements, if any (the “Acquired Fund Financial Statements”), fairly present the financial position of the Acquired Fund, and the results of its operations and changes in its net assets for the periods shown.

d.     Authority Relative to the Agreement. The Selling Trust has the power to enter into and to carry out its obligations under this Agreement. This Agreement and the transactions contemplated by it have been duly authorized by the Board of Trustees of the Selling Trust, the shareholders meetings referred to in Section 6(k) will be called and held, and no other proceedings by the Selling Trust or the Acquired Fund are necessary under the Selling Trust’s Governing Documents.

e.     No Violation. The Selling Trust is not in violation of its Agreement and Declaration of Trust or By-Laws (the “Governing Documents”) or in default in the performance of any material agreement to which it is a party. The execution of this Agreement and the completion of the transactions contemplated by it will not conflict with, or constitute a breach of, any material contract or other instrument to which the Acquired Fund is subject. The transactions will not result in any violation of the provisions of the Governing Documents or any law, administrative regulation, or administrative or court decree applicable to the Acquired Fund.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

f.     Liabilities. There are no liabilities of the Acquired Fund other than:  (1) liabilities disclosed in the Acquired Fund Financial Statements; (2) liabilities incurred in the ordinary course of business subsequent to the date of the latest annual or semi-annual financial statements; or (3) liabilities previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets, or results of operation of the Acquired Fund.

g.     Litigation. There is no litigation, administrative proceeding, or investigation before any court or governmental body currently pending or, to the knowledge of the Acquired Fund, threatened, that would materially and adversely affect the Acquired Fund, its financial condition, or the conduct of its business, or that would prevent or hinder completion of the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and the Acquired Fund is not a party to or subject to the provisions of any order, decree, or judgment.

h.     Contracts. Except for contracts and agreements previously disclosed to the Buying Trust, the Acquired Fund is not a party to or subject to any material contract, debt instrument, plan, lease, franchise, license, or permit.

i.     Taxes. The Acquired Fund has qualified as a regulated investment company as defined in Subchapter M of the Code with respect to each taxable year since commencement of its operations and will qualify as a regulated investment company at all times through the Closing. As of the Closing, the Acquired Fund will (i) have timely filed all federal and other tax returns and reports that have been required to be filed and all such returns and reports are true, accurate, and complete, (ii) have paid or provided for payment of all federal and other taxes required to be shown as due on such returns or on any assessments received, (iii) except as disclosed to the Acquiring Fund, not have had any tax deficiency or liability asserted against it or question with respect thereto raised, (iv) except as disclosed to the Acquiring Fund, not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, and (v) for all taxable years and all applicable quarters of the Acquired Fund from the date of its inception, the assets of the Acquired Fund have been sufficiently diversified that each segregated asset account investing all its assets in the Acquired Fund was adequately diversified within the meaning of Section 817(h) of the Code and applicable regulations thereunder.

j.     Fund Securities. All securities listed in the schedules of investments of the Acquired Fund as of the Closing will be owned by the Acquired Fund free and clear of any encumbrances, except as indicated in the schedule.

k.     Shareholders’ Meetings; Registration Statement. The Acquired Fund will call and hold a shareholders’ meeting at which its shareholders will consider and act upon the transactions contemplated by this Agreement. The Acquired Fund will cooperate with the Acquiring Fund and will furnish information relating to the Selling Trust and the Acquired Fund required in the Registration Statement. At the time that the Registration Statement becomes effective, at the time of the shareholders’ meeting, and at the Closing, the Registration Statement, as it relates to the Selling Trust or the Acquired Fund, will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. However, the representations and warranties in this subsection apply only to statements in or omissions from the Registration Statement made in reliance upon information furnished by the Selling Trust or the Acquired Fund for use in the Registration Statement.

7.     Conditions to Obligations of the Buying Trust. The obligations of the Buying Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:

a.     Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of the Acquired Fund shares entitled to vote. The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract Owners”), whose interests in the Contrats are measured by reference to the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.

b.     Representations, Warranties, and Agreements. The Selling Trust and the Acquired Fund will have complied with this Agreement, and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Selling Trust will provide a certificate to the Acquiring Fund confirming that, as of the Closing, the representations and warranties set forth in Section 6 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

assets of the Acquired Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Selling Trust, and delivered to the Acquiring Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquired Fund will not constitute a “material adverse change” for purposes of the foregoing sentence.

c.     Regulatory Approvals.

(1)  The Registration Statement referred to in Section 5(k) will be effective, and no stop orders under the 1933 Act will have been issued.

(2)   All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

d.     Opinion of Counsel. The Buying Trust will have received an opinion of counsel for the Selling Trust, dated as of the Closing, to the effect that (i) the Selling Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquired Fund is a series of the Selling Trust; (iii) this Agreement and the Reorganization have been duly authorized and approved by all requisite action of the Selling Trust and the Acquired Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Selling Trust.

e.   Declaration of Dividend. The Acquired Fund, prior to the Closing, will have declared a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund’s investment income excludable from gross income under Section 103 of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171 of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Section 852 of the Code and (iii) all of the Acquired Fund’s net capital gain realized (after reduction for any capital loss carryover), in each case computed without regard to any deduction for dividends paid and in each case for Acquired Fund’s taxable year ending on the Closing date and any preceding taxable years for which such a dividend is eligible to be made under Section 855 of the Code.

8.     Conditions to Obligations of the Selling Trust. The obligations of the Selling Trust with respect to the Reorganization are subject to the satisfaction of the following conditions:

a.     Contract Owner Approval. This Agreement will have been approved by the affirmative vote of the holders of the majority of the voting power of all Acquired Fund shares entitled to vote. The separate accounts of Allianz Life and Allianz Life of NY that fund the Contracts, together with certain affiliates, are the owners of record of the Acquired Fund shares; however, the owners of the Contracts (“Contract Owners”), whose interests in the Contrats are measured by reference to the Acquired Fund shares held by the separate accounts, will have the opportunity to instruct Allianz Life and Allianz Life of NY on how to vote the shares held by the separate accounts.

b.     Representations, Warranties, and Agreements. The Acquiring Fund will have complied with this Agreement and each of the representations and warranties in this Agreement will be true in all material respects as of the Closing. An officer of the Buying Trust will provide a certificate to the Acquired Fund confirming that, as of the Closing, the representations and warranties set forth in Section 5 are true and correct and that there have been no material adverse changes in the financial condition, results of operations, business, properties, or assets of the Acquiring Fund since the date of its last financial statement, except as otherwise indicated in any financial statements, certified by an officer of the Buying Trust, and delivered to the Acquired Fund on or prior to the last business day before the Closing. A decline in the value of the securities owned by the Acquiring Fund will not constitute a “material adverse change” for purposes of the foregoing sentence.

c.     Regulatory Approvals.

(1)   The Registration Statement referred to in Section 5(k) will be effective and no stop orders under the 1933 Act will have been issued.

(2)   All necessary approvals, consents, and exemptions from federal and state regulatory authorities will have been obtained.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

d.     Opinion of Counsel. The Selling Trust will have received the opinion of counsel for the Buying Trust, dated as of the Closing, to the effect that (i) the Buying Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is an open-end investment company registered under the 1940 Act; (ii) the Acquiring Fund is a series of the Buying Trust; (iii) this Agreement and the Reorganization have been authorized and approved by all requisite action of the Buying Trust and the Acquiring Fund, and this Agreement has been duly executed by, and is a valid and binding obligation of, the Buying Trust; and (iv) the shares to be issued in the Reorganization are duly authorized and upon issuance in accordance with this Agreement will be validly issued, fully paid, and non-assessable shares of the Acquiring Fund.

9.     Further Conditions to the Obligations of the Buying Trust and the Selling Trust. As a further condition to the obligations of the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund hereunder, the VIP Trust, on behalf of both the Acquired Fund and the Acquiring Fund, shall have received the opinion of Ropes & Gray LLP addressed to the VIP Trust on behalf of both the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on representations to be furnished by the VIP Trust on behalf of the Acquired Fund and the Acquiring Fund, substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, as further described below, for federal income tax purposes:

a.  The Reorganization will constitute a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the reorganization within the meaning of Section 368(b) of the Code.

b.  Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the Acquiring Fund shares received in the Reorganization (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

c.   Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund's tax basis immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (e) below;

d.  Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) “Section 1256 contracts” as defined in Section 1256(b) of the Code or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

e.     Under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund Shares by the Acquired Fund to its shareholders in liquidation;

f.     Under Section 354 of the Code, no gain or loss will be recognized by Acquired Fund shareholders upon the exchange of their Acquired Fund shares for Acquiring Fund Shares;

g.  Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares an Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;

h.  Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for Acquiring Fund Shares received in the Reorganization will be determined by including the shareholder's holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

i.     The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

The opinion will be based on certain factual certifications made by officers of the Acquired Fund and the Acquiring Fund, and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent. The opinion is not a guarantee that the tax consequences of the Reorganization will be as described above.  There is no assurance that the Internal Revenue Service or a court would agree with the opinion.

10.         Amendment; Termination; Non-Survival of Covenants, Warranties and Representations.

a.     This Agreement may be amended in writing if authorized by the Board of Trustees. The Agreement may be amended at any time before or after approval by the shareholders of the Acquired Fund, but after shareholder approval, no amendment shall be made that substantially changes the terms of Sections 2 or 3.

b.     At any time prior to the Closing, any of the parties may waive in writing (i) any inaccuracies in the representations and warranties made to it and (ii) compliance with any of the covenants or conditions made for its benefit. However, neither party may waive the requirement to obtain shareholder approval or the requirement to obtain a tax opinion.

c.     The Selling Trust may terminate this Agreement at any time prior to the Closing by notice to the Buying Trust if a material condition to its performance or a material covenant of the Buying Trust on behalf of the Acquiring Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Buying Trust on behalf of the Acquiring Fund and is not cured.

d.     The Buying Trust may terminate this Agreement at any time prior to the Closing by notice to the Selling Trust if a material condition to its performance or a material covenant of the Selling Trust on behalf of the Acquired Fund is not fulfilled on or before the date specified for its fulfillment or a material breach of this Agreement is made by the Selling Trust on behalf of the Acquired Fund and is not cured.

e.     This Agreement may be terminated by any party at any time prior to the Closing, whether before or after approval by the shareholders of the Acquired Fund, without any liability on the part of either party or its respective trustees, officers, or shareholders, on written notice to the other party, and shall be terminated without liability as of the close of business on June 15, 2013, or a later date agreed upon by the parties, if the Closing has not taken place on or prior to that date.

f.     The representations, warranties, and covenants contained in this Agreement, or in any document delivered in connection with this Agreement, will survive the Reorganization.

11.         Expenses. All fees paid to governmental authorities for the registration or qualification of Acquiring Fund Shares and all transfer agency costs related to the shares of Acquiring Fund Shares shall be allocated to the Manager. All fees and expenses related to printing and mailing communications to shareholders and to Contract Owners whose Contracts are funded by shares of the Acquired Fund shall be allocated to the Manager. All of the other expenses of the transactions required for the Reorganization, including without limitation, accounting, legal, and custodial expenses, shall be allocated to the Manager.

12.         General.

a.     Headings. The headings contained in this Agreement are for reference purposes only and will not affect the meaning or interpretation of this Agreement. Nothing in this Agreement is intended to confer upon any other person any rights or remedies by reason of this Agreement.

b.     Governing Law. This Agreement will be governed by the laws of the state of Minnesota.

13.         Indemnification. Each party will indemnify and hold the other and its officers and trustees (each an “Indemnitee”) harmless from and against any liability or other cost and expense, in connection with the defense or disposition of any action, suit, or other proceeding, before any court or administrative or investigative body in which the Indemnitee may be involved as a party, with respect to actions taken under this Agreement. However, no Indemnitee will be indemnified against any liability or expense arising by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Indemnitee’s position.

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be signed.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, on behalf of AZL Allianz AGIC Opportunity Fund

By /s/ Brian Muench

Brian Muench

President

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST, on behalf of AZL Oppenheimer Discovery Fund

By /s/ Brian Muench

Brian Muench

President

The undersigned is a party to this Agreement for purposes of Section 11 only.

ALLIANZ INVESTMENT MANAGEMENT LLC

By /s/ Brian Muench

Brian Muench

President

The Allianz Variable Insurance Products Trust ♦ Proxy Statement/Prospectus ♦ March 1, 2013

PART B:
STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of the Assets of

AZL® Allianz AGIC Opportunity Fund

By and in Exchange for Shares of

AZL® Oppenheimer Discovery Fund

EACH A “FUND” OF
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(THE “TRUST)
March 1, 2013

This Statement of Additional Information relates specifically to the reorganization of the AZL Allianz AGIC Opportunity Fund (the “Acquired Fund”) into the AZL Oppenheimer Discovery Fund (the “Acquiring Fund”).  Pursuant to this reorganization the Acquiring Fund would acquire all of the assets of the Acquired Fund and Acquiring Fund shares would be distributed proportionately by the Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund.

This Statement of Additional Information is not a prospectus.  A Proxy Statement/Prospectus dated March 1, 2013, relating to the matters referenced above may be obtained without charge by writing the Trust at 3-825, 5701 Golden Hills Drive, Minneapolis MN 55416, or by calling toll free 1-800-624-0197. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

TABLE OF CONTENTSPAGE

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND 2
FINANCIAL INFORMATION 2
PRO FORMA FINANCIAL STATEMENTS 3
PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS 10

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE ACQUIRED FUND

This Statement of Additional Information is accompanied by the following document, which contains additional information about the Acquiring Fund and the Acquired Fund and which is incorporated by reference herein:

Statement of Additional Information dated April 30, 2012, of Allianz Variable Insurance Products Trust (the “Trust”) in the form filed by the Trust with the Securities and Exchange Commission (the “SEC”) on April 25, 2012, pursuant to Rule 485 (Registration Nos. 333-83423 and 811-9491), EDGAR Accession Number 0001091439-12-000012.

FINANCIAL INFORMATION

Historical financial information regarding the Acquiring Fund and the Acquired Fund is included in the following documents, which accompany this Statement of Additional Information and which are incorporated by reference herein.

Acquiring Fund

The AZL® Oppenheimer Discovery Fund’s Annual Report for the fiscal year ended December 31, 2012, in the form N-CSR filed by the Trust with the SEC on March 6, 2012, EDGAR Accession Number 0001193125-12-098581.

Acquired Fund

The AZL® Allianz AGIC Opportunity Fund)’s Annual Report for the fiscal year ended December 31, 2012, in the form N-CSR filed by the Trust with the SEC on March 6, 2012, EDGAR Accession Number 0001193125-12-098581.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

 PRO FORMA FINANCIAL STATEMENTS

Set forth on the following pages are pro forma financial statements presented to show the effect of the proposed acquisition of the Acquired Fund by the corresponding Acquiring Fund as if such acquisition had taken place as of the close of business on December 31, 2012.

AZL Oppenheimer Discovery Fund
Pro Forma
Statement of Assets and Liabilities
As of December 31, 2012 (Unaudited)

	AZL Oppenheimer	AZL Allianz
	Discovery	AGIC Opportunity	Pro Forma	Pro Forma
	Fund	Fund	Adjustments	Combined
Assets

Investment securities, at cost	$ 126,428,377	$ 180,847,717		$ 307,276,094
Investment securities, at value	$ 135,254,042	$ 186,303,115		$ 321,557,157
Interest and dividends receivable	15,256	101,759		117,015
Receivable for capital shares issued	122,703	59,798		182,501
Receivable for investments sold	158,145	-		158,145
Prepaid expenses	123	11		134
Total Assets	135,550,269	186,464,683	-	322,014,952

Liabilities

Payable for capital shares redeemed	11,416	7,481		18,897
Payable for collateral received on loaned securities	11,657,058	39,900,435		51,557,493
Manager fees payable	87,595	103,146		190,741
Administration fees payable	4,394	5,315		9,709
Distribution fees payable	25,763	30,337		56,100
Custodian fees payable	5,355	6,070		11,425
Administrative and compliance services fees payable	628	829		1,457
Other accrued liabilities	8,290	13,993		22,283
Total Liabilities	11,800,499	40,067,606	-	51,868,105

Net Assets	$ 123,749,770	$ 146,397,077	-	$ 270,146,847

Net Assets Consist of:

Capital	$ 112,456,411	$ 151,231,970		$ 263,688,381
Accumulated net investment income/(loss)	(61,003)	(486,988)		(547,991)
Accumulated net realized gains/(losses) from investment transactions	2,528,697	(9,803,303)		(7,274,606)
Net unrealized appreciation/(depreciation) on investments	8,825,665	5,455,398		14,281,063
Net Assets	$ 123,749,770	$ 146,397,077	-	$ 270,146,847

Shares of beneficial interest	11,314,644	11,866,775	1,512,077	24,693,496

Net asset value (offering and redemption price per share)	$ 10.94	$ 12.34		$ 10.94

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

AZL Oppenheimer Discovery Fund
Pro Forma
Statement of Operations
For the Year Ended December 31, 2012 (Unaudited)

	AZL Oppenheimer Discovery Fund	AZL Allianz AGIC Opportunity Fund	Pro Forma Adjustment		Pro Forma Combined
					Pro Forma
Investment Income

Dividends	$ 1,044,819	$ 279,656			$ 1,324,475
Income from securities lending	83,063	1,031,521			1,114,584
Foreign withholding tax	(106)	-			(106)
Total Investment Income	1,127,776	1,311,177	-		2,438,953

Expenses

Manager fees	865,016	1,346,086			2,211,102
Administration fees	41,176	60,061			101,237
Distribution fees	254,417	395,908			650,325
Custodian fees	15,670	19,407	(2,000)	(a)	33,077
Administrative and compliance services fees	2,880	4,140			7,020
Trustee fees	6,220	9,378			15,598
Professional fees	7,902	10,038			17,940
Shareholder reports	7,641	13,034	(6,448)	(a)	14,227
Other expenses	2,908	4,459			7,367
Total expenses before reductions	1,203,830	1,862,511	(8,448)		3,057,893
Less expenses paid indirectly	-	(64,345)			(64,345)
Net expenses	1,203,830	1,798,166			2,993,548
Net Investment Income/(Loss)	$ (76,054)	$ (486,989)	$ 8,448		$ (554,595)

Realized/Unrealized Gains/(Losses) on Investments

Net realized gains/(losses) on securities transactions	$ 8,002,085	$ (3,233,639)			$ 4,768,446
Change in unrealized appreciation/depreciation on investments	4,425,245	14,180,617			18,605,862
Net Realized/Unrealized Gains/(Losses) on Investments	12,427,330	10,946,978	-		23,374,308

Change in Net Assets Resulting From Operations	$ 12,351,276	$ 10,459,989	$ 8,448		$ 22,819,713

(a) Based on contract in effect for the surviving fund.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

AZL Oppenheimer Discovery Fund

Pro Forma Notes to Combining Financial Statements
December 31, 2012
(Unaudited)

1.	DESCRIPTION OF THE FUND:

The AZL Oppenheimer Discovery Fund, (“Oppenheimer Discovery Fund”) a series of the Allianz Variable Insurance Products Trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), as a diversified, open-end investment company established as a Delaware statutory trust.

The Trust is authorized to issue an unlimited number of shares of the Oppenheimer Discovery Fund without par value. Shares of the Oppenheimer Discovery Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Oppenheimer Discovery Fund. In addition, in the normal course of business, the Oppenheimer Discovery Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Oppenheimer Discovery Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Oppenheimer Discovery Fund. However, based on experience, the Oppenheimer Discovery Fund expects that risk of loss to be remote.

The pro forma adjustments and pro forma combined columns of the Statement of Operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Oppenheimer Discovery Fund and the AZL Allianz AGIC Opportunity Fund (“Allianz AGIC Opportunity Fund”) Funds were combined for the twelve month period ended December 31, 20012. Manager, administration and 12b-1 (Distribution) fees in the pro forma combined column are calculated at the projected rates in effect for the Oppenheimer Discovery Fund based upon the combined net assets of the corresponding Oppenheimer Discovery Fund and the Allianz AGIC Opportunity Fund. Certain pro forma adjustments were made to estimate the benefit of combining operations of separate funds into one survivor fund.

2.  BASIS OF COMBINATION:

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Allianz AGIC Opportunity Fund a series of the Trust, by the Oppenheimer Discovery Fund as if such acquisition had taken place as of January 1, 2012. Under the terms of the Plan of Reorganization, the combination of Oppenheimer Discovery Fund and Allianz AGIC Opportunity Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Allianz AGIC Opportunity Fund in exchange for shares of Oppenheimer Discovery Fund at the December 31, 2012 net asset value. The statement of assets and liabilities and the related statement of operation of Allianz AGIC Opportunity Fund and Oppenheimer Discovery Fund have been combined as of and for the twelve month period ended December 31, 2012. Following the acquisition, the Oppenheimer Discovery Fund will be the accounting survivor. In accordance with U.S. generally accepted accounting principles (“GAAP”), the historical cost of investment securities will be carried forward to the Oppenheimer Discovery Fund and the results of operations for pre-combination periods of the Oppenheimer Discovery Fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Oppenheimer Discovery Fund and Allianz AGIC Opportunity Fund included in their respective annual report dated December 31, 2012.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Allianz AGIC Opportunity Fund by the Oppenheimer Discovery Fund had taken place as of January 1, 2012.

3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Oppenheimer Discovery Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 6 below.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

Investment Transactions and Investment Income

Investment transactions are recorded no later than one business day after trade date. For financial reporting purposes, investment transactions are recorded on trade date on the last business day of the reporting period. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date, except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Real Estate Investment Trusts

The Oppenheimer Discovery Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Oppenheimer Discovery Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Income received by the Oppenheimer Discovery Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities. Certain foreign investments may also be subject to foreign withholding taxes.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Oppenheimer Discovery Fund distributes its income dividends and all of its net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders which exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Oppenheimer Discovery Fund are charged directly to the Oppenheimer Discovery Fund, while expenses attributable to more than one Fund of the Trust are allocated among the respective Funds of the Trust based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trust’s based upon relative net assets or another reasonable basis. Allianz Investment Management, LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Oppenheimer Discovery Fund may lend up to 33 1⁄3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Oppenheimer Discovery Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

loaned, marked-to-market daily.  Any collateral shortfalls are adjusted the next business day. The borrower of securities is at all times required to post collateral to the Oppenheimer Discovery Fund in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily.  Any collateral shortfalls are adjusted the next business day. The Oppenheimer Discovery Fund bears all of the gains and losses on such investments. The Oppenheimer Discovery Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Oppenheimer Discovery Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Allianz Investment Management LLC (the “Manager”) to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2012 are presented on the Oppenheimer Discovery Fund's Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $13 million for the year ended December 31, 2012.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Oppenheimer Discovery Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Oppenheimer Discovery Fund, excluding investment advisory fees. Any amounts received by the Oppenheimer Discovery Fund, if applicable, are disclosed as ‘‘Expenses paid indirectly’’ on the Statement of Operations.

4.  MANAGER FEES:

The Manager provides investment advisory and management services for the Allianz AGIC Opportunity Fund. The Manager has retained an affiliated money management organization (the “Subadviser”) to make investment decisions on behalf of the Allianz AGIC Opportunity Fund. Pursuant to a subadvisory agreement, effective October 23, 2009, as amended, between the Manager and Allianz Global Investors Capital LLC (“AGIC”), AGIC provides investment advisory services as the Subadviser for the Allianz AGIC Opportunity Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Allianz AGIC Opportunity Fund. Expenses incurred by the Allianz AGIC Opportunity Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Allianz AGIC Opportunity Fund to limit the annual expenses excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Allianz AGIC Opportunity Fund’s business, based on the daily net assets of the Allianz AGIC Opportunity Fund, through April 30, 2014. The annual expense limit of the Allianz AGIC Opportunity Fund is 1.35%.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Expense Limit
AZL Allianz AGIC Opportunity Fund	0.85%	1.35%

The Manager provides investment advisory and management services for the Oppenheimer Discovery Fund. The Manager has retained an independent money management organization (the “Subadviser”) to make investment decisions on behalf of the Oppenheimer Discovery Fund. Pursuant to a subadvisory agreement between the Manager and OppenheimerFunds, Inc. (“OppenheimerFunds”), OppenheimerFunds provides investment advisory services as the Subadviser for the Oppenheimer Discovery Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Oppenheimer Discovery Fund. Expenses incurred by the Oppenheimer Discovery Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Oppenheimer Discovery Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Oppenheimer Discovery Fund, through April 30, 2014. The annual expense limit of the Fund is 1.35%.

For the year ended December 31, 2012, the annual rate due to the Manager and the annual expense limit were as follows:

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

	Annual Rate	Expense Limit
AZL Oppenheimer Discovery Fund	0.85%	1.35%

The Manager will bear all costs related to the Reorganization, which are expected to be $128,000.

5.  CAPITAL SHARES:

The pro forma net asset value per share assumes the issuance of shares of the Oppenheimer Discovery Fund that would have been issued at December 31, 2012, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Allianz AGIC Opportunity Fund, as of December 31, 2012, divided by the net asset value per share of the shares of Oppenheimer Discovery Fund as of December 31, 2012. The pro forma number of shares outstanding, for the combined fund consists of the following at December 31, 2012:
	AZL Oppenheimer Discovery Fund	AZL Allianz AGIC Opportunity Fund	Adjustment	Pro Forma Combined

Net Assets	$123,749,770	$146,397,077	$ -	$270,146,847
Total	$123,749,770	$146,397,077	$ -	$270,146,847

Net Asset Value Per Share	$10.94	$12.34		$10.94

Shares Outstanding	11,314,644	11,866,775	1,512,077	24,693,496

6. INVESTMENT VALUATION SUMMARY:

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:
•	Level 1—quoted prices in active markets for identical assets
•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange ("NYSE") (generally 4:00 pm EST). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2012 in valuing the Fund’s investments based upon three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks – Domestic+	$266,359,562	$-	$266,359,562
Securities Held as Collateral for Securities on Loan+		51,557,493	51,557,493
Unaffiliated Investment Company	3,640,102	-	3,640,102
Total Investment Securities	$269,999,664	$51,557,493	$321,557,157
+For detailed industry descriptions, see the accompanying Schedules of Portfolio Investments.

7. FEDERAL INCOME TAX INFORMATION:

It is the Oppenheimer Discovery Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

PRO FORMA COMBINED SCHEDULE OF PORTFOLIO INVESTMENTS

The Pro Forma Combined Schedules of Portfolio Investments on the following pages contain information about the securities holdings of the Pro Forma Combined Funds as of December 31, 2012. These holdings have changed and will continue to change over time due to normal portfolio turnover in response to changes in market conditions.  Accordingly, it is expected that some of each Acquired Fund’s holdings may be sold subsequent to the Reorganization.  It is also expected that any holdings of an Acquired Fund that are not compatible with the corresponding Acquiring Fund’s investment objective and policies will be liquidated in an orderly manner in connection with the Reorganization and that the proceeds of these sales will be held in temporary investments or reinvested in assets that are consistent with the Acquiring Fund’s investment objective and policies.  The portion of an Acquired Fund’s assets that will be liquidated in connection with the Reorganization will depend on market conditions and on the assessment by each Acquiring Fund’s subadviser of the compatibility of those holdings with the Acquiring Fund’s portfolio composition and investment objective and policies at the time of the Reorganization.  Sales of an Acquired Fund’s investments in connection with the Reorganization may occur at times and prices that are disadvantageous and could result in realizing gains, or losses, that would not otherwise have been realized and incurring transaction costs that would not otherwise have been incurred at that time.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

AZL Oppenheimer Discovery Fund
Pro Forma
Portfolio of Investments
As of December 31, 2012
(Unaudited)		AZL Oppenheimer		AZL AGIC
		Discovery		Opportunity		Pro Forma
	Pro Forma	Fund		Fund		Combined
	% of Net Assets	Shares/Par	Market Value	Shares/Par	Market Value	Shares/Par	Market Value

Common Stocks:	98.6%
Aerospace & Defense:	0.9%
BE Aerospace, Inc. *		26,850	1,326,390	-	-	26,850	1,326,390
Hexcel Corp. *		45,210	1,218,862	-	-	45,210	1,218,862
			2,545,252		-		2,545,252
Auto Components:	1.9%
Tenneco, Inc. *		-	-	58,100	2,039,891	58,100	2,039,891
Tesla Motors, Inc. *^		-	-	91,832	3,110,350	91,832	3,110,350
			-		5,150,241		5,150,241
Biotechnology:	4.1%
Amarin Corp. PLC, Sponsored ADR*^		-	-	253,905	2,054,091	253,905	2,054,091
ARIAD Pharmaceuticals, Inc. *		20,700	397,026	72,510	1,390,742	93,210	1,787,768
Cepheid, Inc. *		19,320	653,209	-	-	19,320	653,209
Cubist Pharmaceuticals, Inc. *^		41,380	1,740,443	30,770	1,294,186	72,150	3,034,629
Emergent Biosolutions, Inc. *		-	-	91,593	1,469,152	91,593	1,469,152
Medivation, Inc. *		20,650	1,056,454	-	-	20,650	1,056,454
Myriad Genetics, Inc. *		-	-	36,941	1,006,642	36,941	1,006,642
			3,847,132		7,214,813		11,061,945
Building Products:	0.5%
A.O. Smith Corp.		21,900	1,381,233	-	-	21,900	1,381,233

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

Capital Markets:	1.7%
Financial Engines, Inc. *^		-	-	37,720	1,046,730	37,720	1,046,730
Walter Investment Management Corp. *		16,040	690,041	-	-	16,040	690,041
WisdomTree Investments, Inc. *		-	-	481,850	2,948,922	481,850	2,948,922
			690,041		3,995,652		4,685,693
Chemicals:	1.7%
American Vanguard Corp.		31,060	965,034	71,541	2,222,779	102,601	3,187,813
Cytec Industries, Inc.		19,150	1,318,095	-	-	19,150	1,318,095
			2,283,129		2,222,779		4,505,908
Commercial Banks:	1.4%
PrivateBancorp, Inc.		59,950	918,434	-	-	59,950	918,434
Signature Bank *		19,370	1,381,856	-	-	19,370	1,381,856
Texas Capital Bancshares, Inc. *		33,170	1,486,679	-	-	33,170	1,486,679
			3,786,969		-		3,786,969
Commercial Services & Supplies:	2.7%
Encore Capital Group, Inc. *^		-	-	117,540	3,599,074	117,540	3,599,074
Healthcare Services Group, Inc.		33,950	788,659	-	-	33,950	788,659
InnerWorkings, Inc. *^		-	-	88,709	1,222,410	88,709	1,222,410
Mobile Mini, Inc. *		-	-	85,832	1,787,881	85,832	1,787,881
			788,659		6,609,365		7,398,024
Communications Equipment:	2.4%
Acme Packet, Inc. *		-	-	136,075	3,009,979	136,075	3,009,979
Aruba Networks, Inc. *^		-	-	55,160	1,144,570	55,160	1,144,570
Finisar Corp. *^		-	-	45,155	736,027	45,155	736,027
Palo Alto Networks, Inc. *^		6,230	333,430	-	-	6,230	333,430
Procera Networks, Inc. *		64,980	1,205,379	-	-	64,980	1,205,379
			1,538,809		4,890,576		6,429,385
Computers & Peripherals:	0.5%

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

Stratasys, Inc. *		17,520	1,404,228	-	-	17,520	1,404,228

Construction & Engineering
MasTec, Inc. *^	0.9%	-	-	93,965	2,342,547	93,965	2,342,547

Construction Materials:	0.8%
Eagle Materials, Inc.		36,510	2,135,835	-	-	36,510	2,135,835

Diversified Consumer Services:	1.6%
American Public Education *^		-	-	120,789	4,361,691	120,789	4,361,691

Diversified Financial Services	0.6%
PHH Corp. *^		-	-	71,020	1,615,705	71,020	1,615,705

Diversified Telecommunication Services:	0.8%
Cogent Communications Group, Inc.		-	-	91,852	2,079,529	91,852	2,079,529

Electrical Equipment:	1.5%
Generac Holdings, Inc.		19,490	668,702	-	-	19,490	668,702
Polypore International, Inc. *^		-	-	74,089	3,445,139	74,089	3,445,139
			668,702		3,445,139		4,113,841
Electronic Equipment, Instruments & Components:	2.7%
IPG Photonics Corp. *^		23,020	1,534,283	50,830	3,387,820	73,850	4,922,103
OSI Systems, Inc. *		35,060	2,245,242	-	-	35,060	2,245,242
			3,779,525		3,387,820		7,167,345
Energy Equipment & Services:	1.7%
Atwood Oceanics, Inc. *		37,220	1,704,304	-	-	37,220	1,704,304
Dril-Quip, Inc. *		18,140	1,325,127	-	-	18,140	1,325,127
Forum Energy Technologies, Inc. *		42,100	1,041,975	-	-	42,100	1,041,975
Hornbeck Offshore Services, Inc. *		13,480	462,903	-	-	13,480	462,903

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

			4,534,309		-		4,534,309
Food & Staples Retailing:	1.2%
Fresh Market, Inc. (The) *^		28,710	1,380,664	-	-	28,710	1,380,664
Susser Holdings Corp. *		26,060	898,809	-	-	26,060	898,809
United Natural Foods, Inc. *		18,020	965,692	-	-	18,020	965,692
			3,245,165		-		3,245,165
Food Products:	1.1%
Annie's, Inc. *^		15,540	519,502	-	-	15,540	519,502
Hain Celestial Group, Inc. *		-	-	2,240	121,453	2,240	121,453
Smart Balance, Inc. *^		83,650	1,079,085	82,730	1,067,217	166,380	2,146,302
WhiteWave Foods Co., Class A *^		10,330	160,528	-	-	10,330	160,528
			1,759,115		1,188,670	-	2,947,785
Health Care Equipment & Supplies:	5.4%					-
Align Technology, Inc. *^		-	-	108,090	2,999,499	108,090	2,999,499
Cooper Cos., Inc. (The)		24,040	2,223,218	-	-	24,040	2,223,218
Endologix, Inc. *		62,820	894,557	-	-	62,820	894,557
Globus Medical, Inc., Class A *^		4,020	42,170	-	-	4,020	42,170
Insulet Corp. *		29,960	635,751	60,700	1,289,539	90,660	1,925,290
OraSure Technologies, Inc. *		-	-	189,758	1,362,462	189,758	1,362,462
Orthofix International NV *		16,380	644,225	-	-	16,380	644,225
Sirona Dental Systems, Inc. *		33,780	2,177,459	-	-	33,780	2,177,459
Spectranetics Corp. (The) *		-	-	75,225	1,111,073	75,225	1,111,073
Thoratec Corp. *		20,490	768,785	-	-	20,490	768,785
Volcano Corp. *		17,450	411,995	-	-	17,450	411,995
			7,798,160		6,762,573		14,560,733
Health Care Providers & Services:	2.6%
Acadia Healthcare Co., Inc. *		19,950	465,434	-	-	19,950	465,434

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

Accretive Health, Inc. *^		-	-	143,415	1,657,877	143,415	1,657,877
Air Methods Corp. *		40,410	1,490,725	-	-	40,410	1,490,725
MWI Veterinary Supply, Inc. *		15,430	1,697,300	-	-	15,430	1,697,300
Team Health Holdings, Inc. *		57,400	1,651,398	-	-	57,400	1,651,398
			5,304,857		1,657,877		6,962,734
Health Care Technology:	0.8%
Medidata Solutions, Inc. *		-	-	27,715	1,086,151	27,715	1,086,151
Vocera Communications, Inc. *		44,710	1,122,221	-	-	44,710	1,122,221
			1,122,221		1,086,151		2,208,372
Hotels, Restaurants & Leisure:	1.9%
Buffalo Wild Wings, Inc. *		18,080	1,316,586	-	-	18,080	1,316,586
Life Time Fitness, Inc. *^		-	-	37,789	1,859,597	37,789	1,859,597
Panera Bread Co., Class A *		12,560	1,994,904	-	-	12,560	1,994,904
			3,311,490		1,859,597		5,171,087
Household Durables:	3.1%
La-Z-Boy, Inc.		23,890	338,044	-	-	23,890	338,044
M/I Homes, Inc. *		-	-	72,041	1,909,087	72,041	1,909,087
Ryland Group, Inc. (The)		19,730	720,145	-	-	19,730	720,145
SodaStream International, Ltd. *^		-	-	82,150	3,687,714	82,150	3,687,714
Standard Pacific Corp. *^		219,030	1,609,870	-	-	219,030	1,609,870
			2,668,059		5,596,801		8,264,860
Insurance:	0.6%
ProAssurance Corp.		40,580	1,712,070	-	-	40,580	1,712,070

Internet & Catalog Retail:	0.2%
HSN, Inc.		11,670	642,784	-	-	11,670	642,784

Internet Software & Services:	4.2%

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

	Constant Contact, Inc. *^		-	-	261,412	3,714,664	261,412	3,714,664
	Cornerstone OnDemand, Inc. *		73,420	2,168,093	-	-	73,420	2,168,093
	Demandware, Inc. *^		19,050	520,446	-	-	19,050	520,446
	ExactTarget, Inc. *^		-	-	53,060	1,061,200	53,060	1,061,200
	Internap Network Services Corp. *		-	-	171,105	1,187,469	171,105	1,187,469
	Liquidity Services, Inc. *		12,060	492,772	-	-	12,060	492,772
	Web.com Group, Inc. *		59,420	879,416	-	-	59,420	879,416
	VistaPrint NV *^		-	-	42,578	1,399,113	42,578	1,399,113
				4,060,727		7,362,446		11,423,173
IT Services:		2.1%
	Cardtronics, Inc. *		25,980	616,765	-	-	25,980	616,765
	InterXion Holding NV *		-	-	18,695	444,193	18,695	444,193
	Lender Processing Services, Inc.		-	-	130,145	3,204,170	130,145	3,204,170
	Maximus, Inc.		11,890	751,686	-	-	11,890	751,686
	Wex, Inc. *		9,570	721,291	-	-	9,570	721,291
				2,089,742		3,648,363		5,738,105
Life Sciences Tools & Services:		0.8%
	ICON plc, ADR *		41,100	1,140,936	-	-	41,100	1,140,936
	PAREXEL International Corp. *		-	-	32,920	974,103	32,920	974,103
				1,140,936		974,103		2,115,039
Machinery:		3.9%
	Chart Industries, Inc. *		19,760	1,317,399	-	-	19,760	1,317,399
	Lindsay Corp. ^		10,250	821,230	-	-	10,250	821,230
	Manitowoc Co., Inc. (The)		-	-	145,870	2,287,242	145,870	2,287,242
	Middleby Corp. (The)		5,160	661,564			5,160	661,564
	Wabash National Corp. *		-	-	471,806	4,232,100	471,806	4,232,100
	Wabtec Corp.		15,340	1,342,863	-	-	15,340	1,342,863

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

			4,143,056		6,519,342		10,662,398
Media:	0.5%
Pandora Media, Inc. *^		-	-	152,410	1,399,124	152,410	1,399,124

Metals & Mining:	3.5%
Globe Specialty Metals, Inc.		-	-	190,830	2,623,913	190,830	2,623,913
Haynes International, Inc.		-	-	36,145	1,874,841	36,145	1,874,841
Horsehead Holding Corp. *		-	-	246,986	2,521,727	246,986	2,521,727
Materion Corp.		-	-	16,960	437,229	16,960	437,229
Walter Energy, Inc.		-	-	52,040	1,867,195	52,040	1,867,195
			-		9,324,905		9,324,905
Oil, Gas & Consumable Fuels:	7.0%
Approach Resources, Inc. *^		15,060	376,651	-	-	15,060	376,651
Carrizo Oil & Gas, Inc. *		-	-	142,250	2,975,870	142,250	2,975,870
Comstock Resources, Inc. *		-	-	272,495	4,122,848	272,495	4,122,848
Goodrich Petroleum Corp. *^		-	-	379,133	3,533,520	379,133	3,533,520
Halcon Resources Corp. *		-	-	32,575	225,419	32,575	225,419
Oasis Petroleum, Inc. *		47,110	1,498,098	-	-	47,110	1,498,098
Quicksilver Resources, Inc. *^		-	-	883,727	2,527,459	883,727	2,527,459
Rex Energy Corp. *		63,450	826,119	-	-	63,450	826,119
Scorpio Tankers, Inc. *		-	-	399,035	2,837,139	399,035	2,837,139
			2,700,868		16,222,255		18,923,123
Paper & Forest Products	0.3%
Louisiana-Pacific Corp. *		43,170	834,044	-	-	43,170	834,044

Personal Products:	1.4%
Elizabeth Arden, Inc. *		36,300	1,633,863	-	-	36,300	1,633,863
Medifast, Inc. *		-	-	85,690	2,261,359	85,690	2,261,359

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

			1,633,863		2,261,359		3,895,222
Pharmaceuticals:	0.5%
Akorn, Inc. *		49,550	661,988	-	-	49,550	661,988
Jazz Pharmaceuticals plc *		12,080	642,656	-	-	12,080	642,656
			1,304,644		-		1,304,644
Professional Services:	3.5%
Acacia Research *		-	-	149,340	3,830,571	149,340	3,830,571
Advisory Board Co. (The) *		38,000	1,778,020	-	-	38,000	1,778,020
CoStar Group, Inc. *		10,600	947,322	-	-	10,600	947,322
FTI Consulting, Inc. *		-	-	52,459	1,731,147	52,459	1,731,147
On Assignment, Inc. *		52,170	1,058,008	-	-	52,170	1,058,008
			3,783,350		5,561,718		9,345,068
Real Estate Investment Trusts (REITs):	0.5%
Coresite Realty Corp.		26,170	723,862	-	-	26,170	723,862
Ryman Hospitality Properties, Inc.		17,897	688,314	-	-	17,897	688,314
			1,412,176		-		1,412,176
Road & Rail:	1.0%
Celadon Group, Inc.		-	-	67,242	1,215,063	67,242	1,215,063
Genesee & Wyoming, Inc., Class A *		18,830	1,432,586	-	-	18,830	1,432,586
			1,432,586		1,215,063		2,647,649
Semiconductors & Semiconductor Equipment:	3.4%
Cavium, Inc. *^		33,790	1,054,586	96,150	3,000,841	129,940	4,055,427
Inphi Corp. *		-	-	277,655	2,659,935	277,655	2,659,935
Monolithic Power Systems, Inc. *		57,580	1,282,882	-	-	57,580	1,282,882
Power Integrations, Inc.		-	-	32,575	1,094,846	32,575	1,094,846
			2,337,468		6,755,622		9,093,090
Software:	9.8%
Aspen Technology, Inc. *		90,780	2,509,159	-	-	90,780	2,509,159

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

BroadSoft, Inc. *^		33,800	1,227,954	102,478	3,723,025	136,278	4,950,979
CommVault Systems, Inc. *		36,260	2,527,685	14,405	1,073,883	50,665	3,601,568
Ellie Mae, Inc. *		39,820	1,105,005	-	-	39,820	1,105,005
Fortinet, Inc. *		36,320	765,262	-	-	36,320	765,262
Guidewire Software, Inc. *		58,040	1,724,949	-	-	58,040	1,724,949
Imperva, Inc. *		37,280	1,175,438	-	-	37,280	1,175,438
NetSuite, Inc. *		38,720	2,605,856	-	-	38,720	2,605,856
QLIK Technologies, Inc. *		-	-	81,255	1,764,858	81,255	1,764,858
ServiceNow, Inc. *^		22,640	679,879	-	-	22,640	679,879
Sourcefire, Inc. *		22,510	1,062,922	27,250	1,286,745	49,760	2,349,667
Splunk, Inc. *		15,470	448,939	-	-	15,470	448,939
Ultimate Software Group, Inc. (The) *		26,600	2,511,306	-	-	26,600	2,511,306
			18,344,354		7,848,511		26,192,865
Specialty Retail:	5.0%
Asbury Automotive Group, Inc. *		46,240	1,481,066	-	-	46,240	1,481,066
Conn's, Inc. *^		26,110	801,055	-	-	26,110	801,055
Five Below, Inc. *^		15,270	489,251	-	-	15,270	489,251
Francesca's Holdings Corp. *^		25,200	654,192	88,845	2,306,416	114,045	2,960,608
Genesco, Inc. *		24,810	1,364,550	-	-	24,810	1,364,550
Hibbett Sports, Inc. *		25,210	1,328,567	-	-	25,210	1,328,567
Lithia Motors, Inc., Class A		8,380	313,580	-	-	8,380	313,580
Pier 1 Imports, Inc.		60,090	1,201,800	-	-	60,090	1,201,800
Restoration Hardware Holdings, Inc.*^		3,870	130,535	-	-	3,870	130,535
Sally Beauty Holdings, Inc. *		38,140	898,960	-	-	38,140	898,960
Vitamin Shoppe, Inc. *		42,860	2,458,450	-	-	42,860	2,458,450
			11,122,006		2,306,416		13,428,422
Textiles, Apparel & Luxury Goods:	2.0%

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

Steven Madden, Ltd. *		50,390	2,129,986	25,610	1,082,534	76,000	3,212,520
Tumi Holdings, Inc. *^		-	-	49,103	1,023,798	49,103	1,023,798
Under Armour, Inc., Class A *^		26,340	1,278,280	-	-	26,340	1,278,280
			3,408,266		2,106,332		5,514,598
Thrifts & Mortgage Finance:	1.3%
Nationstar Mortgage Holdings, Inc. *^		-	-	116,904	3,621,686	116,904	3,621,686

Trading Companies & Distributors:	2.6%
Beacon Roofing Supply, Inc. *		46,650	1,552,512	-	-	46,650	1,552,512
H&E Equipment Services, Inc.		70,900	1,068,463	-	-	70,900	1,068,463
United Rentals, Inc. *		31,860	1,450,267	65,855	2,997,720	97,715	4,447,986
			4,071,242		2,997,720		7,068,961

Total Common Stocks (Cost $252,078,499)			120,767,072		145,592,491		266,359,562

Securities Held as Collateral for Securities on Loan:	19.1%
Allianz Variable Insurance Products Securities Lending Collateral Trust (a)		11,657,058	11,657,058	39,900,435	39,900,435	51,557,493	51,557,493

Total Securities Held as Collateral for Securities on Loan (Cost $51,557,493)	19.1%		11,657,058		39,900,435		51,557,493

Unaffiliated Investment Company:	1.3%
Dreyfus Treasury Prime cash Management, Institutional Shares, 0.00% (b)		2,829,912	2,829,912	810,190	810,190	3,640,102	3,640,102

Total Unaffiliated Investment Company (Cost $3,640,102)	1.3%		2,829,912		810,190		3,640,102

Total Investment Securities (Cost $307,276,094)	119.0%		135,254,042		186,303,116		321,557,157

Net other assets (liabilities)	-19.0%		(11,504,272)		(39,906,039)		(51,410,310)

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

Net Assets		100.0%	123,749,770	146,397,077	270,146,847

*	Non-income producing security
^	This security or a partial position of the security was on loan as of Decemeber 31, 2012. The total value of securities on loan as of December 31, 2012 was $11,690,440.
(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2012.
(b)	The rate represents the effective yield at December 31, 2012.

The Allianz Variable Insurance Products Trust ♦ Statement of Additional Information March 1, 2013

PART C:
OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. EXHIBITS

Exhibit Number	Description of Exhibit

(1)	Agreement and Declaration of Trust, dated July 13, 1999, filed on July 21, 1999 as Exhibit (a) to Registration Statement No. 333-83423, is incorporated by reference.

(2)	By-laws, dated July 13, 1999, filed on July 21, 1999 as Exhibit (b) to Registration Statement No. 333-83423, is incorporated by reference.

(3)	Not Applicable

(4)
Agreement and Plan of Reorganization. (A version of this Agreement was executed in connection with the Reorganization described in this Registration Statement and is included as an Exhibit to the Prospectus/Proxy Statement comprising Part A of this Registration Statement.)

(5)	See (1) and (2) above.

(6)(a)
Investment Management Agreement, dated April 27, 2001, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, filed on October 24, 2001 as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 7, is incorporated by reference.

(6)(a)(i)
Revised Schedule A, dated November 1, 2011, to the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed on December 13, 2011, as Exhibit (d)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(6)(a)(ii)
Attachment 1 dated November 1, 2011, to Schedule A of the Investment Management Agreement dated April 27, 2001, filed on December 13, 2011, as Exhibit (d)(1)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(6)(b)
Amended and Restated Subadvisory Agreement, dated October 23, 2009, between Allianz Investment Management, LLC, and Oppenheimer Capital, LLC, filed on February 5, 2010 as Exhibit (d)(19) to Registrant's Post-Effective Amendment No. 27, is incorporated by reference.

(6)(b)(i)
Novation of Subadvisory Agreement, dated July 1, 2010, between Oppenheimer Capital, LLC, Allianz Global Investors Capital LLC and Allianz Investment Management, LLC, filed on April 28, 2011, as Exhibit (d)(19)(i) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(6)(c)
Subadvisory Agreement, dated February 25, 2012, between Allianz Life Advisers, LLC and OppenheimerFunds, Inc., filed on April 25, 2012 as Exhibit (d)(20) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(7)(a)
Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(7)(a)(i)
Revised Schedule I dated November 1, 2011, to the Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on December 13, 2011, as Exhibit (e)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference..

(7)(a)(ii)
Fee Agreement Letter dated August 28, 2007 to the Distribution Agreement between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(1)(ii) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(7)(b)
Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(7)(b)(i)
Revised Schedule A dated  November 1, 2011, to the Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on December 13, 2011, as Exhibit (e)(2)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(7)(c)
Participation Agreement dated August 28, 2007 between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(7)(c)(i)
Revised Schedule A dated  January 23, 2012, to the Participation Agreement dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on April 25, 2012, as Exhibit (e)(3)(i) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(8)	Not Applicable

(9)(a)
Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(9)(a)(i)
Amendments dated May 2, 2011, July 16, 2010, April 22, 2010, and October 26, 2009 to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(9)(a)(ii)
Custody and Securities Lending Fee Schedule dated October 1, 2011, between Allianz Life Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(9)(b)
Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 28, 2011, as Exhibit (g)(2) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(9)(b)(i)
Amendment dated January 24, 2012 to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 25, 2012, as Exhibit (g)(2)(i) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(10)(a)
Rule 12b-1 Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on October 26, 1999 as Exhibit (m) to Registrant's Pre-Effective Amendment No. 2, is incorporated by reference.

(10)(a)(i)
Revised Exhibit A dated November 1, 2011, to the Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on December 13, 2011, as Exhibit (m)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(10)(b)
Rule 18f-3 Multiple Class Plan, dated February 23, 2007, for the Allianz Variable Insurance Products Trust, filed on April 27, 2007 as Exhibit (n) to Registrant's Post-Effective Amendment No. 23, is incorporated by reference.

(11)**	Opinion and consent of Dorsey & Whitney LLP with respect to the legality of the securities being registered, to be filed by amendment.

(12)**	Opinion and consent of Ropes & Gray LLP with respect to tax matters, to be filed by amendment.

(13)(a)
Amended and Restated Services Agreement dated October 23, 2007, between  Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 29, 2008, as Exhibit (h)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(13)(a)(i)
Amendment dated April 30, 2010 to the Amended and Restated Services Agreement dated October 23, 2007, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 28, 2011, as Exhibit (h)(1)(i) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(13)(a)(ii)
Amendment dated January 1, 2011 to the Amended and Restated Services Agreement dated October 23, 2007, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 28, 2011, as Exhibit (h)(1)(ii) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(13)(a)(iii)
Amendment dated January 15, 2012 to the Amended and Restated Services Agreement dated October 23, 2007, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 25, 2012, as Exhibit (h)(1)(iii) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(13)(b)
Amended and Restated Administrative Services Agreement, dated November 1, 2008, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on February 4, 2009 as Exhibit (h)(2) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(13)(c)
Chief Compliance Officer Agreement, dated June 10, 2009, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Life Advisers LLC, filed on June 30, 2009 as Exhibit (13)(c) to Registrant's Registration Statement on Form N-14, is incorporated by reference.

(13)(d)
Compliance Services Agreement, dated June 10, 2009, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Life Advisers LLC, filed on June 30, 2009 as Exhibit (13)(d) to Registrant's Registration Statement on Form N-14, is incorporated by reference.

(13)(e)
Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC, and Allianz Variable Insurance Products Trust, filed on April 29, 2008, as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(13)(e)(i)
Revised Exhibit A dated November 1, 2011, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on December 13, 2011, as Exhibit (h)(5)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(13)(e)(ii)
Amendment No. 1 dated January 23, 2012, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on April 25, 2012, as Exhibit (h)(5)(ii) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(13)(f)
Net Investment Income Maintenance Agreement, dated March 17, 2009, between Allianz Investment Management LLC, Allianz Life Financial Services, LLC, and Allianz Variable Insurance Products Trust, filed on November 19, 2010 as exhibit 13(g) to Registrant’s Form N-14, Post-Effective Amendment No. 1, is incorporated by reference.

(13)(g)
Joint Insured Agreement dated November 3, 2010 between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 28, 2011, as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(14)*	Consent of KPMG LLP with respect to financial statements of the Registrant, filed herewith.

(15)	Not Applicable

(16)*	Powers of Attorney, filed herewith.

(17)(a)*	Form of contract holder voting instructions, filed herewith.

(17)(b)*	Prospectus of the acquiring fund dated April 30, 2012, as supplemented, for shares of the Allianz Variable Insurance Products Trust, filed herewith.

(17)(c)
Prospectus of the acquired fund dated April 30, 2012 for shares of the Allianz Variable Insurance Products trust, filed on April 25, 2012 as part of Registrants Post Effective Amendment No. 34, is incorporated by reference.

(17)(d)
Semi-Annual report of the acquired fund, as of June 30, 2012, for the Allianz Variable Insurance Products trust, filed by Registrant on September 5, 2012 under form N-CSRS, is incorporated by reference.

(17)(e)	Annual report of the acquired fund, as of December 31, 2011, for the Allianz Variable Insurance Products trust, filed by Registrant on March 6, 2012 under form N-CSR, is incorporated by reference.

     * Filed herewith
   ** To be filed by amendment

ITEM 17.  UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

         (3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of a ruling of the Internal Revenue Service supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion or ruling.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Golden Valley, and the State of Minnesota, on the 28th day of January, 2013.

                                                ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Brian Muench
      _______________________________________________
      Brian Muench, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Allianz Variable Insurance Products Trust has been signed below by the following persons in the capacities indicated on January 28, 2013.

Signature	Title

/s/ Peter R. Burnim*	Trustee
Peter R. Burnim

/s/ Peggy L. Ettestad*	Trustee
Peggy L. Ettestad

/s/ Roger Gelfenbien*	Trustee
Roger A. Gelfenbien

/s/ Dickson W. Lewis*	Trustee
Dickson W. Lewis

/s/ Claire R. Leonardi*	Trustee
Claire R. Leonardi

/s/ Peter W. McClean*	Trustee
Peter W. McClean

/s/ Arthur C. Reeds III*	Trustee
Arthur C. Reeds III

/s/ Ty Edwards	Treasurer (principal financial and accounting officer)
Ty Edwards

/s/ Robert DeChellis*	Trustee
Robert DeChellis

By:  /s/ Brian Muench
      __________________________________
      Brian Muench, President

*Pursuant to powers of attorney filed as Exhibit 16 to this Registration Statement

EXHIBITS

TO

FORM N-14

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

INDEX TO EXHIBITS

Exhibit	Description of Exhibit

(14)	Consent of KPMG LLP with respect to financial statements of the Registrant
(16)	Powers of Attorney
(17)(a)	Form of contract holder voting instructions
(17)(b)	Prospectus of the acquiring fund dated April 30, 2012, as supplemented